Exhibit 99.3

8 July 2024

Smurfit Westrock plc

(“Smurfit Westrock”)

Completion of Listing

Further to its announcement on 14 May 2024 in connection with the FCA’s approval of and the publication of its prospectus (the “Prospectus”), Smurfit Westrock is pleased to announce that all of the issued Smurfit Westrock Shares, consisting of 519,323,681 ordinary shares with a nominal value of $0.001 each, have been admitted to the standard listing segment of the Official List of the FCA and to trading on the main market for listed securities of the LSE under the ticker “SWR”, effective from 8:00 a.m. (UK time) today. Further, it is expected that the Smurfit Westrock Shares will also be admitted to the New York Stock Exchange under the ticker “SW” with effect from 9:30 a.m. (New York City time) today.

Smurfit Westrock confirms that, with effect from the commencement of dealings, its total issued share capital as at today, 8 July 2024, consists of 519,323,681 ordinary shares with a nominal value of $0.001 each. The figure of 519,323,681 may be used by shareholders and others with notification obligations as the denominator for the calculations by which they will determine if they are required to notify their interest in, or a change to their interest in, Smurfit Westrock under the DTRs.

Capitalised terms used in this announcement, unless otherwise defined, have the meanings assigned to them in the Prospectus.

Enquiries

For further information, please contact:

Ciarán Potts Smurfit Westrock T: +353 1 202 7000 E: ir@smurfitwestrock.com	Gillian Carson-Callan Smurfit Westrock T: +353 1 202 7000 E: ir@smurfitwestrock.com

Forward-Looking Statements

This announcement and other statements made or to be made by Smurfit Westrock, Smurfit Kappa and WestRock relating to the Combination, include certain “forward-looking statements” (including within the meaning of US federal securities laws) regarding the Combination and the listing of Smurfit Westrock, the rationale and expected benefits of the Combination (including, but not limited to, synergies), and any other statements regarding Smurfit Westrock’s, Smurfit Kappa’s and WestRock’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Statements that are not historical facts, including statements about the beliefs and expectations of the management of each of Smurfit Westrock, Smurfit Kappa and WestRock, are forward-looking statements. Words such as “may”, “will”, “could”, “should”, “would”, “anticipate”, “intend”, “estimate”, “project”, “plan”, “believe”, “expect”, “target”, “prospects”, “potential”, “commit”, “forecasts”, “aims”, “considered”, “likely”, “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While Smurfit Westrock, Smurfit Kappa and WestRock believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of Smurfit Westrock, Smurfit Kappa and WestRock. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from the current expectations of Smurfit Westrock, Smurfit Kappa and WestRock depending upon a number of factors affecting their businesses and risks associated with the successful execution of the Combination and the integration and performance of their businesses following the Combination. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include: developments related to pricing cycles and volumes; economic, competitive and market conditions generally, including macroeconomic uncertainty, customer inventory rebalancing, the impact of inflation and increases in energy, raw materials, shipping, labour and capital equipment costs; reduced supply of raw materials, energy and transportation, including from supply chain disruptions and labour shortages; intense competition; risks related to international sales and operations; failure to respond to changing customer preferences and to protect intellectual property; results and impacts of acquisitions by Smurfit Kappa, WestRock or, following Completion, Smurfit Westrock; the amount and timing of Smurfit Kappa’s, WestRock’s and, following Completion, Smurfit Westrock’s capital expenditures; evolving legal, regulatory and tax regimes; changes in economic, financial, political and regulatory conditions in Ireland, the United Kingdom, the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (such as the COVID-19 pandemic), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent Irish, US or UK administrations; the ability of Smurfit Kappa, WestRock or, following Completion, Smurfit Westrock, to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; the potential impairment of assets and goodwill; the scope, costs, timing and impact of any restructuring of operations and corporate and tax structure; actions by third parties, including government agencies; Smurfit Westrock may be unable to achieve the synergies and value creation contemplated by the Combination; Smurfit Westrock’s availability of sufficient cash to distribute to Smurfit Westrock shareholders in line with current expectations; Smurfit Westrock may be unable to promptly and effectively integrate Smurfit Kappa’s and WestRock’s businesses; failure to successfully implement strategic transformation initiatives; each of Smurfit Kappa’s, WestRock’s and, following Completion, Smurfit Westrock’s management’s time and attention is diverted on issues related to the Combination; disruption from the Combination makes it more difficult to maintain business, contractual and operational relationships; significant levels of indebtedness; credit ratings may decline following the Combination; legal proceedings may be instituted against Smurfit Westrock, Smurfit Kappa or WestRock; Smurfit Kappa, WestRock and, following Completion, Smurfit Westrock, may be unable to retain or hire key personnel; the consummation of the Combination may have a negative effect on Smurfit Kappa’s or WestRock’s share prices, or on their operating results; the risk that disruptions from the Combination will harm Smurfit Kappa’s or WestRock’s business, including current plans and operations; certain restrictions during the pendency of the Combination that may impact Smurfit Kappa’s or WestRock’s ability to pursue certain business opportunities or strategic transactions; Smurfit Westrock’s ability to meet expectations regarding the accounting and tax treatments of the Combination, including the risk that the Internal Revenue Service may assert that Smurfit Westrock should be treated as a US corporation or be subject to certain unfavourable US federal income tax rules under Section 7874 of the Internal Revenue Code of 1986, as amended, as a result of the Combination; and other factors such as future market conditions, currency fluctuations, the behaviour of other market participants, the actions of regulators and other factors such as changes in the political, social and regulatory framework in which the Combined Group will operate or in economic or technological trends or conditions.

None of Smurfit Westrock, Smurfit Kappa, WestRock or any of their respective associates or directors, officers or advisers provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any such forward-looking statements will actually occur. You are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with its legal or regulatory obligations (including under the UK Prospectus Regulation, the UK Listing Rules, the Disclosure Guidance and Transparency Rules, the Prospectus Regulation Rules, the UK Market Abuse Regulation and other applicable regulations), Smurfit Westrock is under no obligation, and Smurfit Westrock expressly disclaims any intention or obligation, to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer of Securities

This announcement does not constitute or form part of any offer or invitation to purchase, acquire, subscribe for, sell, dispose of or issue, or any solicitation of any offer to sell, dispose of, purchase, acquire or subscribe for, any security, including any Smurfit Westrock Shares issued to Smurfit Kappa Shareholders and WestRock Shareholders in connection with the Combination. In particular, the issuance of the Smurfit Westrock Shares in connection with the Combination to Smurfit Kappa Shareholders has not been, and is not expected to be, registered under the US Securities Act of 1933, as amended (the “US Securities Act”) or the securities laws of any other jurisdiction. The Smurfit Westrock Shares issued in connection with the Combination to Smurfit Kappa Shareholders have been issued pursuant to an exemption from the registration requirements provided by Section 3(a)(10) of the US Securities Act based on the approval of the Scheme to effect the Smurfit Kappa Share Exchange under the terms of the Transaction Agreement by the Irish High Court. Section 3(a)(10) of the US Securities Act exempts securities issued in exchange for one or more bona fide outstanding securities from the general requirement of registration where the fairness of the terms and conditions of the issuance and exchange of the securities have been approved by any court or authorised governmental entity, after a hearing upon the fairness of the terms and conditions of the exchange at which all persons to whom securities will be issued have the right to appear and to whom adequate notice of the hearing has been given. In determining whether it was appropriate to authorise the Scheme, the Irish High Court considered at the hearing of the motion to sanction the Scheme under Section 453 of the Irish Companies Act whether the terms and conditions of the Scheme were fair to Scheme shareholders. As the Irish High Court approved the Scheme on 2 July 2024, its approval constituted the basis for the Smurfit Westrock Shares being issued without registration under the US Securities Act in reliance on the exemption from the registration requirements of the US Securities Act provided by Section 3(a)(10) of the US Securities Act.